Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Beeston Enterprises Ltd, a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Brian Smith, President/CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brian Smith

Brian Smith, President, CEO

Dated: November 7, 2005

Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Beeston Enterprises Ltd, a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Cindy Watt, Secretary/CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Cindy Watt

Cindy Watt, Secretary, CFO

Dated: November 7, 2005